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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  June 3, 1998



                              IMC Securities, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      333-48429-01              59-3284026
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(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)



         5901 East Fowler Avenue
              Tampa Florida                                      33617-2362
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         (Address of Principal                                   (Zip Code)
           Executive Offices)


        Registrant's telephone number, including area code (813) 984-8801


                 3450 Buschwood Park Drive, Tampa, Florida 33618
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

               8.1         Tax Opinion of Arter & Hadden LLP

              23.1 Consent of Coopers & Lybrand, L.L.P. (Independent Auditors of Financial Security Assurance, Inc.)


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IMC SECURITIES, INC. as
                                    Depositor



                               By: /s/ Thomas Middleton
                                   ---------------------------------------------
                                   Name: Thomas Middleton
                                   Title:  President and Chief Operating Officer





Dated: June 2, 1998


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                                  EXHIBIT INDEX



Exhibit No.     Description                                            Page No.
----------      -----------                                            --------

   8.1          Tax Opinion of Arter & Hadden LLP

  23.1          Consent of Coopers & Lybrand, L.L.P.
                (Independent Auditors of Financial Security
                Assurance, Inc.)